UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, Colorado 80503

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 8.01	OTHER EVENTS – ADDITIONAL INDEBTEDNESS

On January 17, 2020, the Board of Directors of Global Healthcare REIT, Inc., a Utah corporation (the “Company”) agreed to increase the total offering amount and extend the offering period of its 2018 Offering of 11% Senior Secured Notes. Details of the 2018 Offering were first reported on the Company’s Current Report on Form 8-K dated October 15, 2018 and filed with the Securities and Exchange Commission on October 22, 2018. The total offering amount of the Offering has been increased to $2,500,000 and the offering period will continue until terminated by the Board of Directors.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by the Company:

a.	Effective January 28, 2020 the Company, completed the sale of an aggregate of $100,000 of its 11% Senior Secured Notes (“Note”) The purchase price for the Notes is equal to the principal amount of the Notes. The Notes accrue interest at the rate of 11% per annum, payable monthly, and mature in October 2021. The Notes are secured by a UCC security interest in the Company’s tangible and intangible assets, pari passu with the holders of all outstanding Notes in this Series pursuant to an Intercreditor Agreement and Stipulation.

b.	The Note was sold to one (1) investor who qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the “Securities Act”).

c.	No fees or commissions were paid on the sale of the Note.

d.	The issuance of the Note was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Rule 506(b) of Regulation D and Section 4(2) thereunder. The investors each qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information. Based on our investigation, we believed that the accredited investors obtained all information regarding the Company that each requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.	The proceeds will be used for general working capital.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: February 3, 2020	/s/ Zvi Rhine
Zvi Rhine, President

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